UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2022 (July 8, 2022)
HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland	(Healthcare Trust of America, Inc.)	001-35568	20-4738467
Delaware	(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320,	Scottsdale,	Arizona	85254	(480)	998-3478
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HTA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Trust of America, Inc.	☐	Emerging growth company
Healthcare Trust of America Holdings, LP	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐
Healthcare Trust of America Holdings, LP	☐

Item 8.01	Other Events.
As previously disclosed and reported in the Current Report on Form 8-K filed on February 28, 2022 with the U.S. Securities and Exchange Commission (the “SEC”), Healthcare Realty Trust Incorporated, a Maryland corporation (the “Company” or “HR”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 28, 2022, with Healthcare Trust of America, Inc., a Maryland corporation (“HTA”), Healthcare Trust of America Holdings, LP, a Delaware limited partnership (“HTA OP”), and HR Acquisition 2, LLC, a Maryland limited liability company (“Merger Sub”), to effect a strategic business combination of the two companies to be led by the HR management team.

On June 10, 2022, the Company filed with the SEC a definitive proxy statement in connection with the Merger (the “Definitive Proxy Statement”). As disclosed in the Definitive Proxy Statement, as of June 10, 2022, three purported stockholders of HR had filed actions in the United States District Court for the Eastern District of New York (the “Preliminary HR Proxy Complaints”), captioned Irvin v. Healthcare Realty Trust Incorporated, Case No. 1:22CV02806 (E.D.N.Y.), Hopkins v. Healthcare Realty Trust, Inc., Case No. 1:22cv-02916 (E.D.N.Y.) and Justice v. Healthcare Realty Trust Incorporated, Case No. 1:22-cv-03041 (E.D.N.Y.), alleging that a preliminary version of the proxy statement filed with the SEC as part of HTA’s Registration Statement on Form S-4 filed on May 2, 2022 (the “Preliminary Proxy Statement”) was materially incomplete, false or misleading in certain respects, thereby allegedly violating Sections 14(a) and 20(a) of the Exchange Act (15 U.S.C. § § 78n(a), 78t(a)), and SEC Rule 14a-9 (17 C.F.R. § 240.14a-9) or 17 C.F.R. § 244.100 promulgated thereunder.

In addition, as disclosed in the Definitive Proxy Statement, as of June 10, 2022, two purported stockholders of HTA had filed actions in the United States District Court for the Southern District of New York (the “Preliminary HTA Proxy Complaints,” and together with the Preliminary HR Proxy Complaints, the “Preliminary Proxy Complaints”), captioned Stein v. Healthcare Trust of America, Inc., Case No. No. 1:22cv-03703 (S.D.N.Y.), and Tiso v. Healthcare Trust of America, Inc., Case No. 1:22CV03804 (S.D.N.Y.), alleging that the Registration Statement on Form S-4 filed by HTA with the SEC on May 2, 2022, and which included the Preliminary Proxy Statement, was materially incomplete, false or misleading in certain respects, thereby allegedly violating Sections 14(a) and 20(a) of the Exchange Act (15 U.S.C. § § 78n(a), 78t(a)), and SEC Rule 14a-9 (17 C.F.R. § 240.14a-9) or 17 C.F.R. § 244.100 promulgated thereunder.

Following the filing of the Definitive Proxy Statement and prior to the filing of this Current Report on Form 8-K, two additional complaints have been filed as individual actions in United States District Courts (the “Definitive Proxy Complaints” and, collectively, with the Preliminary Proxy Complaints, the “Complaints”). One Definitive Proxy Complaint has been filed in the United States District Court for the Southern District of New York, captioned Carlisle v. Healthcare Realty Trust Incorporated, Case No. 1:22-cv-05313 (S.D.N.Y.). Another Definitive Proxy Complaint has been filed in the United States District Court for the Eastern District of New York, captioned Johnson v. Healthcare Trust of America, Inc., Case No. 1:22-cv-03692 (E.D.N.Y.).

The Definitive Proxy Complaints generally allege that the Definitive Proxy Statement failed to disclose material information in connection with the Merger and that, as a result, the Definitive Proxy Statement is materially misleading in violation of Section 14(a) and Section 20(a) of the Exchange Act.

Each of the Complaints seeks, among other things, to enjoin HTA or the Company, as applicable, from consummating the Merger or, in the alternative, rescission of the Merger or damages. Additional lawsuits arising out of the Merger may also be filed in the future.

HTA and the Company believe that the claims asserted in the Complaints are without merit and that no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the above captioned actions delaying or adversely affecting the Merger, to alleviate the costs, risks and uncertainties inherent in litigation, to provide additional information to its stockholders, and without admitting any liability or wrongdoing, HTA has determined voluntarily to supplement the Definitive Proxy Statement as described in this supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of HTA in connection with the Merger or the timing of the special meeting of HTA’s stockholders, which will be held in a virtual-only format on July 15, 2022, at 10:00 a.m., Pacific Time.

Supplemental Disclosures

The additional disclosures herein supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of the Company Financial Advisor—Public Trading Multiples” is amended and supplemented as follows:

The Definitive Proxy Statement is hereby revised to include the following table between the third and fourth paragraphs on Page 61:

The P/2022E FFO and Implied Capitalization Rate for each selected company are as follows:

	P/2022E FFO	Implied Capitalization Rate
Healthcare Trust of America, Inc.	16.2x	5.5%
Healthcare Trust of America, Inc.(1)	15.5x	5.6%
Healthcare Realty Trust Incorporated	16.6x	5.6%
Physicians Realty Trust	15.1x	5.8%
MOB-focused Average(2)	15.9x	5.7%
(1) As of August 3, 2021, the trading day immediately preceding the date of the public announcement of the resignation of the Company’s chief executive officer.

(2) Includes Healthcare Realty Trust Incorporated and Physicians Realty Trust.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of the Company Financial Advisor— Selected Transaction Analysis” is amended and supplemented as follows:

The Definitive Proxy Statement is hereby revised to include the following as the last paragraph on Page 61 and the first, second, third and fourth paragraphs on Page 62:

Using publicly available information, J.P. Morgan examined selected transactions involving businesses which J.P. Morgan judged to be sufficiently analogous to the Company’s business (or aspects thereof).

None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. This analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed Merger.

Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of the target portfolio’s net operating income for the forward twelve month period to the implied real estate value of the target portfolio (the “Implied Acquisition Capitalization Rate”). The transactions selected by J.P. Morgan for its analysis, and the Implied Acquisition Capitalization Rate for each transaction, were as follows:

Announcement Date	Target	Acquiror	Implied Acquisition Capitalization Rate
October 2021	Landmark (MOB Portfolio)	Physicians Realty Trust	4.9%
November 2019	Hammes Partners (MOB Portfolio)	Welltower	5.3%
January 2019	CNL (MOB Portfolio)	Welltower	5.6%
May 2017	Duke Realty (MOB Portfolio)	Healthcare Trust of America	5.3%

Based on the results of this analysis, J.P. Morgan selected an Implied Acquisition Capitalization Rate reference range for the Company of 4.9% – 5.6%. After applying such range to the Company’s projected same store net operating income, the analysis indicated the following range of implied per share equity value (rounded to the nearest $0.25) for Company Common Stock:

	Implied Per Share Equity Value
	Low	High
Company Implied Acquisition Capitalization Rate	$29.75	$35.50

The range of implied per share equity value for Company Common Stock was compared to (i) the closing price of Company Common Stock of $28.30 as of August 3, 2021, the trading day immediately preceding the date of the public announcement of the resignation of the Company’s chief executive officer, and (ii) the closing price of Company Common Stock of $29.69 as of February 24, 2022, the trading day immediately preceding the date of The Wall Street Journal article regarding the potential Merger.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of HR Financial Advisor—Financial Analyses—Discounted Cash Flow Analysis” appearing on page 69 is amended and restated as follows:

Discounted Cash Flow Analyses. Citi performed separate discounted cash flow analyses of HR and the Company as described below.

HR. Citi performed a discounted cash flow analysis of HR by calculating the estimated present value (as of December 31, 2021) of the standalone unlevered free cash flows that HR was forecasted to generate during the fiscal years ending December 31, 2022 through December 31, 2026 based on the HR Forecasts. For purposes of this analysis, stock-based compensation was treated as a cash expense. Citi calculated implied terminal values for HR by applying exit cap rates ranging from 4.75% to 5.50% (selected based on Citi’s professional judgment and experience) to an estimated NOI (as approved by HR management) for HR’s terminal year (derived by applying a 3.0% growth rate to 2026E NOI as reflected in the HR Forecasts and accounting for certain assumptions attributable to acquisitions, dispositions and developments). The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 7.21% to 8.02% (derived from a weighted average cost of capital calculation for HR by Citi based on its professional judgment and experience). This analysis indicated an approximate implied per share equity value reference range for HR of $27.86 to $37.63.

The Company. Citi performed a discounted cash flow analysis of the Company by calculating the estimated present value (as of December 31, 2021) of the standalone unlevered free cash flows that the Company was forecasted to generate during the fiscal years ending December 31, 2022 through December 31, 2026 based on the Company Forecasts. For purposes of this analysis, stock-based compensation was treated as a cash expense. Citi calculated implied terminal values for the Company by applying exit cap rates ranging from 4.75% to 5.50% (selected based on Citi’s professional judgment and experience) to an estimated NOI (as approved by HR management) for the Company’s terminal year (derived by applying a 3.0% growth rate to 2026E NOI as reflected in the Company Forecasts and accounting for certain assumptions attributable to acquisitions, dispositions and developments). The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 7.00% to 7.78% (derived from a weighted average cost of capital calculation for the Company by Citi based on its professional judgment and experience). This analysis indicated an approximate implied per share equity value reference range for the Company of $28.51 to $36.49.

After adjusting implied values for the Company to account for the Special Distribution, Citi utilized the implied per share equity value reference ranges derived for HR and the Company to derive the following approximate implied exchange ratio reference range, as compared to the exchange ratio provided in the Merger pursuant to the Merger Agreement:

Implied Exchange Ratio Reference Range	Exchange Ratio
0.880x – 1.589x	1.0000x

Certain Additional Information

Citi also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:

•historical closing prices of HR Common Stock and Company Common Stock during the 52-week period ended February 25, 2022, which (a) reflected a closing sale price of HR Common Stock on February 24, 2022 (the last trading day prior to public media speculation about a potential transaction) of $30.26 and indicated low and high closing prices during such period of HR Common Stock of $28.52 per share and $33.77 per share, respectively, and (b) reflected a closing sale price of Company Common Stock on February 24, 2022 of $29.69 and indicated low and high closing prices during such period of Company Common Stock of $26.11 per share and $34.83 per share, respectively;

•price targets of publicly available Wall Street research analysts for HR Common Stock and Company Common Stock (consisting of 8 analysts for HR Common Stock and 9 analysts for Company Common Stock), which indicated (a) a low to high target stock price range for HR Common Stock of $30.28 to $38.00 per share (with a mean of $34.04 per share and a median of $34.00 per share) and (b) a low to high target stock price range for Company Common Stock of $31.86 to $38.00 per share (with a mean of $35.76 per share and a median of $36.00 per share);

•net asset value per share estimates of publicly available Wall Street research analysts for HR Common Stock and Company Common Stock (consisting of 9 analysts for HR Common Stock and 10 analysts for Company Common Stock), which indicated (a) a low to high net asset value per share estimate for HR Common Stock of $31.81 to $38.03 per share (with a mean of $34.57 per share and a median of $34.13 per share) and (b) a low to high net asset value per share estimate for Company Common Stock of $30.26 to $37.47 per share (with a mean of $33.70 per share and a median of $33.02 per share);

•the relative contributions of HR and the Company based on the HR Forecasts and the Company Forecasts, respectively, to, among other things, various financial metrics of the Combined Company for calendar years 2022 and 2023, which indicated implied exchange ratios ranging from 1.0075x to 1.2834x; and

•the illustrative discounted cash flow analysis of the pro forma Combined Company, based on the HR Forecasts and the Company Forecasts (adjusted to take into account certain potential pro forma implications of the Merger as directed by the management of HR, including among other things certain cost savings and the contemplated joint venture and/or disposal of certain properties), with respect to the unlevered free cash flows that the Combined Company was expected to generate during the fiscal years ending December 31, 2022 through December 31, 2026. Utilizing a selected range of exit capitalization rates of 4.75% to 5.50% and a selected range of discount rates of 7.21% to 8.02% (which reflected the ranges of exit capitalization rates and discount ranges, respectively, used by Citi in its discounted cash flow analyses of HR), this analysis indicated a range of implied values per share for the Combined Company as of December 31, 2021 (after giving effect to the exchange ratio of 1.000x and accounting for the Special Distribution), of $25.69 to $33.73 as compared to a standalone value of HR Common Stock under the discounted cash flow analysis described above of $27.86 to $37.63. Citi further illustrated the potential impact of a reduction in the discount rate range to 6.81% to 7.62% as well as a reduction in the assumed exit capitalization rate range to 4.50% to 5.25%, and noted that, assuming both changes were to materialize, the analysis would indicate an implied value per share of Combined Company Common Stock of $28.37 to $37.34.

Miscellaneous

HR has agreed to pay Citi for its services in connection with the proposed Merger an aggregate fee of $20.0 million, of which $2.0 million was payable upon delivery of Citi’s opinion and the balance is payable contingent upon consummation of the Merger. In addition, HR agreed to reimburse Citi for Citi’s expenses, including fees and expenses of counsel and to indemnify Citi and related parties against certain liabilities, including liabilities under federal securities laws, arising from Citi’s engagement.

Following announcement of the Merger, at the request of the Company and with the approval of HR, Citi or one of its affiliates agreed to participate in credit facilities of the combined company contingent upon consummation of the Merger, for which Citi and its affiliates will be entitled, subject to consummation of the Merger and establishment of such credit facility, to fees of approximately $2 million. At the request of HR, Citi or one of its affiliates may provide or participate in financings undertaken by prospective counterparties relating to joint ventures or sales of assets of HR and/or the Company entered into in contemplation of the Merger, for which services Citi or such affiliate would expect to receive compensation. In the ordinary course of its business, Citi and its affiliates may actively trade or hold the securities of HR and the Company for its and their own accounts or for the account of customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citi and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with HR, the Company and their respective affiliates.

HR selected Citi to act as financial advisor in connection with the proposed Merger based on Citi’s reputation, experience and familiarity with HR, the Company and their respective businesses. Citi is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. HR and HTA intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the Proposed Transaction, including the anticipated timing, benefits and financial and operational impact thereof; HR’s expected financing for the transaction; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the Proposed Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the Proposed Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HR and HTA management from ongoing business operations; failure to realize the expected benefits of the Proposed Transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the Proposed Transaction, including resulting expense or delay; the risk that HTA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the Proposed Transaction; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company following completion of the Proposed Transaction; effects relating to the announcement of the Proposed Transaction or any further announcements or the consummation of the Proposed Transaction on the market price of HR’s or HTA’s common stock; the possibility that, if HR does not achieve the perceived benefits of the Proposed Transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of HR’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for HR’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s SEC filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K for the year ended December 31, 2020, and other filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Important Additional Information and Where to Find It
This communication relates to the proposed transaction pursuant to the terms of the definitive Agreement and Plan of Merger entered into on February 28, 2022 by the Company, HTA, HTA OP, and HR Acquisition 2, LLC (the "Proposed Transaction"). In connection with the Proposed Transaction, HTA filed with the SEC a registration statement on Form S-4 that was declared effective on June 9, 2022 that includes a joint proxy statement of the Company and HTA and that also constitutes a prospectus of HTA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS

TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HTA, HTA OP, AND MERGER SUB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.healthcarerealty.com, or from HTA at its website, www.htareit.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to the Company at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615) 269-8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s’ website at www.htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480) 998-3478.

Participants in the Solicitation
The Company and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common shareholders of the Company and HTA in respect of the proposed transaction under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022, and definitive proxy statement dated March 25, 2022 for its 2022 annual meeting of shareholders. Information about HTA’s directors and executive officers is available in HTA’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 1, 2022 as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 12, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or HTA using the sources indicated above.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: July 8, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: July 8, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer